STOCKHOLDERS WISHING TO TENDER THEIR SHARES MAY USE EITHER THIS GOLD LETTER OF TRANSMITTAL OR THE BLUE LETTER OF TRANSMITTAL PREVIOUSLY PROVIDED WITH THE OFFER TO PURCHASE. STOCKHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED AND NOT WITHDRAWN SHARES USING THE BLUE LETTER OF TRANSMITTAL NEED NOT TAKE ANY FURTHER ACTION IN
                          ORDER TO TENDER SUCH SHARES.

                              LETTER OF TRANSMITTAL
                        To Tender Shares of Common Stock
           (Including the Associated Preferred Stock Purchase Rights)

                                       of

                      GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

           Pursuant to the Offer to Purchase, Dated December 17, 1998
                           and the Supplement Thereto
                               Dated May 21, 1999
                                       by
                              GT ACQUISITION CORP.
                            a wholly owned subsidiary
                                       of
                                 WHX CORPORATION


     THE OFFER AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED AND WILL NOW EXPIRE
AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JUNE 4, 1999, UNLESS THE OFFER
                                  IS EXTENDED.

                        The Depositary for the Offer is:

                        HARRIS TRUST COMPANY OF NEW YORK


         By Mail:                              By Hand/Overnight Delivery:
   Wall Street Station                                Receive Window
      P.O. Box 1023                                 Wall Street Plaza
 New York, NY 10268-1023                        88 Pine Street, 19th Floor
                                                    New York, NY 10005
                           By Facsimile Transmission:
                        (for Eligible Institutions Only)
                             (212) 701-7636 or 7637

                    For Information Telephone (call collect):
                                 (212) 701-7624

                  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

                  The instructions accompanying this Letter of Transmittal should be read carefully before this letter of transmittal is completed.

                  This revised GOLD Letter of Transmittal, or the previously circulated BLUE Letter of Transmittal, is to be completed by the stockholders of Global Industrial Technologies, Inc. either if Certificates (as defined below) evidencing Shares (as defined below) are to be forwarded herewith, or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at the Depository Trust Company or the Philadelphia Depository Trust Company (each a "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in "Procedures for Tendering Shares" of the Offer to Purchase (as defined below) or Section 2 of the Supplement (as defined below). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. Unless the Rights are redeemed, holders of Shares will also be required to tender one Right for each Share tendered in order to effect a valid tender of such Shares.

                  Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates for Shares and all other required documents to the Depositary before the Expiration Date (as defined in the Offer to Purchase and the Supplement) or whose Shares cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase and Section 2 of the Supplement. See Instruction 2.

o CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution: ______________________________

         CHECK BOX OF APPLICABLE BOOK-ENTRY TRANSFER FACILITY:

                o  DTC                         o  PDTC

Account Number:           ____________________________________________

Transaction Code Number:  ____________________________________________

o CHECK HERE IF TENDERED SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s): __________________________________

         Window Ticket Number (if any):   __________________________________

         Date of Execution of Notice of Guaranteed Delivery: _______________

         Name of Institution which Guaranteed Delivery: ____________________

         IF DELIVERED BY BOOK-ENTRY  TRANSFER,  CHECK BOX OF BOOK-ENTRY TRANSFER
         FACILITY:

                o   DTC                          o    PDTC

Account Number: ___________________________

Transaction Code Number: __________________

                         DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of         Share Certificate(s) Tendered
  Registered Holder(s)           (Attach additional list if necessary)
 (Please fill in, if blank)
                                             Total Number of          Number of
                              Certificate    Shares Represented       Shares
                              Number(s)*     By Certificate(s)*       Tendered**






                              Total Shares

*  Need not be completed by stockholders tendering by book-entry transfer.
** Unless  otherwise  indicated,  it will  be  assumed  that  all  Shares  being delivered to the Depositary are being tendered. See Instruction 4.
--------------------------------------------------------------------------------

         The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the Certificates representing Shares tendered hereby. The Certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

                  The undersigned hereby tenders to GT Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of WHX Corporation, a Delaware corporation, the above described shares of common stock, par value $.25 per share (the "Shares") of Global Industrial Technologies, Inc., a Delaware corporation (the "Company"), including the associated Preferred Stock Purchase Rights (the "Rights") issued pursuant to the Rights Agreement, dated as of October 31, 1995, as amended on February 16, 1998, September 18, 1998, October 5, 1998 and February 9, 1999 between the Company and The Bank of New York, as Rights Agent, at a price of $11.50 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 17, 1998 (the "Offer to Purchase"), as amended and supplemented by the Supplement to the Offer to Purchase dated May 21, 1999 (the "Supplement"), receipt of which is hereby acknowledged, the BLUE Letter of Transmittal and in this revised GOLD Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). Unless the Rights are redeemed by the Company, a tender of the Shares will also constitute a tender of the associated Rights. Unless the context requires otherwise, all references herein to the Shares shall include the associated Rights, and all references to the Rights shall include all benefits that may inure to the holders of the Rights pursuant to the Rights Agreement.

                  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof or declared, paid or distributed in respect of such Shares on or after December 17, 1998 (collectively, "Distributions")), purchased pursuant to the Offer and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates for such Shares (individually, a "Certificate") and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidence of transfer and authenticity to, or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

                  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned own(s) the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of Shares complies with Rule 14e-4 under the Exchange Act and that, when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion. The undersigned further represents and warrants that the undersigned has read and agrees to all terms of the Offer.

                  No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, personal and legal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "Procedures for Tendering Shares" of the Offer to Purchase and the Supplement and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase and the Supplement, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

                  Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price and/or return any Certificates evidencing Shares not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price and/or return any Certificates evidencing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the box entitled "Special Payment Instructions" and/or "Special Delivery Instructions" are completed, please issue the check for the purchase price and/or return any Certificates for Shares not purchased or not tendered or accepted for payment in the name(s) of, and/or mail such check and/or return such Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares tendered hereby.

    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL  DELIVERY  INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7 OF THIS  (SEE INSTRUCTIONS 1, 5, 6 AND 7 OF THIS
       LETTER OF TRANSMITTAL)                       LETTER OF TRANSMITTAL)

  To be completed ONLY if Certificates      To be completed ONLY if Certificates
for Shares not purchased and/or the      tendered or not purchased and/or the
not for Shares not tendered or           check for the purchase price of Shares
check for the purchase price of          purchased are to be sent to someone
Shares purchased are to be issued        other than the undersigned, or to the
in the name of someone other than        undersigned at an address other than
the undersigned.                         that shown above.


Issue check and/or Certificates to:

Name: _____________________________
            (PLEASE PRINT)               Mail check and/or Certificates to:

Address:___________________________      Name:_________________________________
                                                                 (PLEASE PRINT)

___________________________________      Address:______________________________
         (INCLUDE ZIP CODE)

___________________________________
Taxpayer Identification or Social
Security Number                                ________________________________
(See Substitute Form W-9 on reverse)                (INCLUDE ZIP CODE)

                                    SIGN HERE
                    (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)
                       -----------------------------------
                           (SIGNATURE(S) OF HOLDER(S)

Dated:______________, 199__

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5 of this Letter of Transmittal.)

Name(s):____________________________________________________________
                           (PLEASE PRINT)

Capacity (full title):______________________________________________

Address:____________________________________________________________
                          (INCLUDE ZIP CODE)

Area Code and Telephone Number:_____________________________________

Tax Identification or Social Security Number:_______________________
                    (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

                            GUARANTEE OF SIGNATURE(S)
            (SEE INSTRUCTIONS 1 AND 5 OF THIS LETTER OF TRANSMITTAL)

Authorized Signature:__________________________________________

Name:__________________________________________________________
                                            (PLEASE PRINT)

Title:_________________________________________________________

Name of Firm:__________________________________________________

Address:_______________________________________________________

        _______________________________________________________
                           (INCLUDE ZIP CODE)

Area Code and Telephone Number:________________________________

Dated:_________________, 199__

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

                  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment
Instructions" included herein, or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

                  2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used either if Certificates evidencing Shares are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in "Procedures for Tendering Shares" of the Offer to Purchase. Certificates evidencing all tendered Shares, or confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Depositary's account at a Book-Entry Transfer Facility pursuant to the procedures set forth in "Procedures for Tendering Shares" of the Offer to Purchase, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in "Terms of the Offer; Expiration Date" of the Offer to Purchase). If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Certificates are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in "Procedures for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser herewith, must be received by the Depositary prior to the Expiration Date; and (iii) in the case of a guarantee of Shares, the Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Depositary's account at a Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an
Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in "Procedures for Tendering Shares" of the Offer to Purchase.

                  TENDERING STOCKHOLDERS MAY CONTINUE TO USE THE ORIGINAL BLUE LETTER OF TRANSMITTAL AND GREEN NOTICE OF GUARANTEED DELIVERY THAT WERE PROVIDED WITH THE OFFER TO PURCHASE. Although such BLUE Letter of Transmittal indicates that the Offer will expire at 12:00 midnight, New York City time, on Friday, January 15, 1999, stockholders will be able to tender (or withdraw) their Shares pursuant to the Offer until 12:00 midnight, New York City time, on Friday, June 4, 1999 (or such later date to which the Offer may be extended). TENDERING STOCKHOLDERS MAY ALSO USE THIS REVISED GOLD LETTER OF TRANSMITTAL AND THE GREY NOTICE OF GUARANTEED DELIVERY PROVIDED WITH THE SUPPLEMENT.

                  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE

DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

                  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

                  3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Certificate numbers, the number of Shares evidenced by such Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

                  4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Certificate(s) evidencing the remainder of the Shares that were evidenced by the Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

                  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

                  If any Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

                  If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Certificates.

                  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

                  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

                  If this Letter of Transmittal or any Certificate(s) or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

                  6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) evidencing the Shares tendered hereby.

                  7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions" on the reverse hereof. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility as the account from which such Shares were delivered.

                  8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Information Agent at its address and phone number set forth herein. Additional copies of the Offer to Purchase, the Supplement, the revised GOLD Letter of Transmittal, the revised GREY Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

                  9. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

                  10. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

                  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, OR AN AGENT'S MESSAGE (TOGETHER WITH CERTIFICATES FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

                  Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

                  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

                  If backup withholding applies with respect to a stockholder, the Depositary is required to withhold 31% of any payments made to such stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

                  To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and
(b) that (i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

                  The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.


          PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK, AS DEPOSITARY
SUBSTITUTE                   PART I--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT
                             AND CERTIFY BY SIGNING AND DATING BELOW.
FORM W-9                                                                                  Social Security Number
Department of the Treasury                                                                           OR
Internal Revenue Service
                                                                                          Employer Identification
                                                                                                 Number

                                                                                          (If awaiting TIN write
                                                                                               "Applied For")

Payer's Request for         PART II--For Payees Exempt From Backup Withholding,
 Taxpayer Identification             see the enclosed Guidelines and complete
  Number (TIN)                       as instructed therein.
                            CERTIFICATION--Under penalties of perjury, I certify
                                           that:
                            (1)  The  number  shown on this  form is my  correct
                                 Taxpayer Identification Number (or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty
                                 (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number), and

                            (2)  I am not subject to backup withholding  because
                                 (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends or
                                 (c) the IRS has notified me that I am no longer subject to backup withholding.

                            CERTIFICATE  INSTRUCTIONS--You  must  cross out item
                            (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

SIGNATURE: _______________________      DATE:                 , 199__

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent set forth below:

                     The Information Agent for the Offer is:

                           INNISFREE M&A INCORPORATED
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                                 (212) 750-5833

                                       or

                         CALL TOLL FREE: (888) 750-5834